Second Quarter 2023 Earnings Presentation August 8, 2023

This presentation (“Presentation”) is for informational purposes only. This Presentation shall not constitute an offer to sell, or the solicitation of an offer to buy, any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. To the fullest extent permitted by law in no circumstances will Danimer Scientific, Inc. (the “Company”) or any of its subsidiaries, stockholders, affiliates, representatives, directors, officers, employees, advisers, or agents be responsible or liable for a direct, indirect, or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. 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Potential risks and uncertainties that could cause the actual results of operations or financial condition of the Company to differ materially from those expressed or implied by forward-looking statements in this Presentation include, but are not limited to, the overall level of consumer demand on its products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of the Company's customers; the Company's ability to implement its business strategy, including, but not limited to, its ability to expand its production facilities and plants to meet customer demand for its products and the timing thereof; risks relating to the uncertainty of the projected financial information with respect to the Company; the ability of the Company to execute and integrate acquisitions; changes in governmental regulation, legislation or public opinion relating to its products; the Company’s exposure to product liability or product warranty claims and other loss contingencies; disruptions and other impacts to the Company’s business, as a result of the COVID-19 global pandemic and government actions and restrictive measures implemented in response; stability of the Company’s manufacturing facilities and suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 global pandemic; the impact on our business, operations and financial results from the ongoing conflict in Ukraine; the impact that global climate change trends may have on the Company and its suppliers and customers; the Company's ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, its information systems; the ability of its information technology systems or information security systems to operate effectively, including as a result of security breaches, viruses, hackers, malware, natural disasters, vendor business interruptions or other causes; its ability to properly maintain, protect, repair or upgrade its information technology systems or information security systems, or problems with its transitioning to upgraded or replacement systems; the impact of adverse publicity about the Company and/or its brands, including without limitation, through social media or in connection with brand damaging events and/or public perception; fluctuations in the price, availability and quality of raw materials and contracted products as well as foreign currency fluctuations; its ability to utilize potential net operating loss carryforwards; and changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect the Company's financial results is included from time to time in the Company's public reports filed with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. All forward-looking statements included in this Presentation are based upon information available to the Company as of the date of this Presentation and speak only as of the date hereof. The Company assumes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. USE OF PROJECTIONS This Presentation contains projected financial information with respect to the Company. Such projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. See “Forward-Looking Statements” above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES Some of the financial information and data contained in this Presentation, such as Adjusted EBITDA, and Adjusted Gross Profit has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company’s management uses these non-GAAP measures for trend analyses and for budgeting and planning purposes. A reconciliation of these non-GAAP financial measures to the closest GAAP measure is included in the Appendix to the Presentation. You should review the Company’s audited financial statements prepared in accordance with GAAP, which are included in its Annual Report on Form 10-K filed with the SEC. Forward-looking non-GAAP financial measures are presented without reconciliations to GAAP measures because the GAAP financial measures are not accessible on a forward-looking basis, and reconciling information is not available without unreasonable effort due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results. TRADEMARKS This Presentation contained trademarks, service marks, trade names, and copyrights of, the Company, and other companies, which are the property of their respective owners. The information contained herein is as of August 8, 2023, and does not reflect any subsequent events. Forward-Looking Statements and Non-GAAP Financial Results 2

FAST FACTS Founded in 2004 (went public in 2020) 480 patents & pending patent applications 15 partnerships with major brands and distributors 255 Teammates 2018 and 2020 recipient of PLASTICS Innovation in Bioplastics Award Locations in Georgia, Kentucky and New York Manufacturer of PHA Biopolymers used in the development and sale of PHA-based and PLA-based biodegradable resins that are responsible and sustainable alternatives to petroleum-based plastics 3 danimer scientific
A Biotechnology Company

Key Investment Highlights

1 Proprietary PHA-Based Resins with Disruptive Performance

Certified biodegradable for home compost, natural soil and marine environments

Highly-engineered to run on standard manufacturing equipment

Indistinguishable from petroleum-based plastic to consumers at end-use

2 Adoption of Sustainable Materials is Strategic and Persistent

Switch to PHA-based resin requires significant customer commitment

Creates brand benefits and mitigates risk from future regulatory mandates and/or consumer focus on environment

Funded joint development partnerships lead to commercial launches

3 Kentucky Plant Capacity Serves Near-Term Demand

Production rate at or above current target

Nameplate capacity of ~32.5 M LBs of neat PHA, ~65 M LBs of finished resin

At full capacity utilization and current market pricing and mix, expect ~$190 M revenue and very strong contribution margin

4 Ongoing Opportunity for Margin Expansion

Kentucky utilization increase to drive near-term margin improvement

Bainbridge greenfield plant to be more efficient; drives scale benefits with ~$400 M of new annual capacity

Expect catalytic technology (DCT) to be a high-margin path to new markets, scale benefits and licensing opportunities

5 Short, Medium & Long-Term Strategic Finance Initiatives

Solid liquidity position provides runway to positive EBITDA

Part 2 application for DoE Loan Guarantee to fund greenfield facility accepted; due diligence and term sheet negotiation next

Intellectual property contribution drives favorable partnership economics for stand-up of catalytic PHA production

6 World-Class Teams and a Powerful Culture

Deeply capable executive team with cadre of veterans and strong new leaders

Talented engineering, research & development, and technical sales teams

Driven culture with deep commitment to helping solve global environmental and pollution issues

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danimer scientific
A Biotechnology Company

Recent Customer & Business Development Highlights

- Received acceptance of Part 2 application to Department of Energy Loan Guarantee Program; Invited to now take part in due diligence and term sheet negotiation for potential Department of Treasury Federal Financing for construction of Bainbridge, GA greenfield facility
- Customer launch of Nodax®-based protective films, shrink wrap and produce bags, all new end-use categories with large market opportunities
- Columbia Packaging Group secures Nodax®-based straw programs with Checkers and Rally's restaurants and AMC Theatres
- First of several customers for coffee pods now moving to industrial trials, final validation step to ahead of full rate production
- Awaiting imminent selection for new customer requiring significant annual volumes of biodegradable straw resin
- Confident in competitive position for new customer requiring ~15 million pounds of annual volume of Nodax®-based cutlery resin; selection expected in Q3, first shipments expected in late 4Q23 or early 1Q24
- Continuous innovation effort reveals, pending validation, possible process engineering pathway to improved quality, throughput, and efficiency as well as lower input costs for neat-PHA production






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danimer scientific
A Biotechnology Company

Kentucky Manufacturing – Process & Capability

Continuous innovation effort reveals potential process engineering pathway to improved extraction of neat PHA

Moving to validate opportunity to drive increased quality, greater production efficiency and throughput, reduced rates of waste and lower per-pound input costs

Bacterial Production of PHA	Downstream Processing	Blending & Extrusion
Proprietary Biotechnology	Unique Engineering Expertise	Engineered Materials Science
		
PHA FERMENTATION BROTH →	NEAT PHA →	FORMULATED PHA-BASED RESINS →
Five Independent Vessels	Three Independent Trains	High-Volume Extrusion Lines
Fermentation	Filtering & Drying	Blending, Pelletization & Extrusion

Facility Targets:

~32.5 M LBS of Neat PHA

~65 M LBS Formulated PHA-Based Resin

~$190 M Revenue[1]

[1] *Intended to illustrate maximum potential at full utilization of design capacity; assumes pricing of $3 per lb.*

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Q2 2023 Financial Summary 2Q23 sales increase both sequentially and versus last year with strength in sales of PHA-based resins (up 69% sequentially and up 10% versus prior year) offset by lower funded R&D revenue as customers move to commercialization as well as a modest reduction in sales of PLA-based resins Adjusted Gross Profit primarily reflects increased fixed costs associated with additional capacity in Kentucky Lower R&D and SG&A spending reflects successful cost control initiatives across many areas of the business Q2 Comments Financial Summary 7

1Q23 and 2Q23 results have been in-line with expectations Believe a bias toward lower end of Adj. EBITDA guidance range is prudent due to later than originally expected timing of large new program awards and increased disruption from Ukraine-Russia conflict on PLA product sales Remain confident in near-term opportunities for capture of significant new programs for several different end-use applications Continue to expect financial results to improve into year end Expectations for FY23 capital expenditures of $31 - $26 million are unchanged 8 Guidance Summary

Appendix

EBITDA Reconciliation 10

Adjusted Gross Profit Reconciliation 11

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